UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on August 15, 2023, ContraFect Corporation (the “Company”) was notified by the staff of The Nasdaq Stock Market (“Nasdaq”) that the Company did not meet the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”) for continued listing on The Nasdaq Capital Market (the “Staff Determination”). The Company requested a hearing before a Nasdaq Hearings Panel (“Panel”) to appeal the Staff Determination, which stayed the suspension of trading and delisting of the Company’s common stock pending the conclusion of the hearing process. There can be no assurance that the Panel will grant the Company’s request for continued listing on The Nasdaq Capital Market.

On September 21, 2023, the Company was notified by the staff of Nasdaq (the “Staff Deficiency Letter”) that, for the last thirty consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial period of 180 calendar days, or until March 19, 2024, to regain compliance. The letter states that the Nasdaq staff will provide written notification that the Company has achieved compliance with Rule 5550(a)(2) if at any time before March 19, 2024, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days. The Staff Deficiency Letter has no immediate effect on the listing or trading of the Company’s common stock.

If the Company does not regain compliance with the Minimum Bid Price Requirement by March 19, 2024, the Company may be eligible for an additional 180 calendar day compliance period. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period, for example, by effecting a reverse stock split, if necessary. However, if it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq would notify the Company that its securities would be subject to delisting. In the event of such a notification, the Company may appeal the Nasdaq staff’s determination to delist its securities. There can be no assurance that the Company will be eligible for the additional 180 calendar day compliance period, if applicable, or that the Nasdaq staff would grant the Company’s request for continued listing subsequent to any additional delisting notification.

The Company continues to evaluate various alternative courses of action to regain compliance with the Minimum Stockholders’ Equity Requirement and the Minimum Bid Price Requirement. However, there can be no assurance that the Company will be able to maintain compliance with the Nasdaq Capital Market’s continued listing requirements or regain compliance with the Minimum Stockholders’ Equity Requirement or the Minimum Bid Price Requirement.

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this Form 8-K include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the Minimum Stockholders’ Equity Requirement and the Minimum Bid Price Requirement, the outcome of the Panel’s review of any Company appeal of the Staff Determination, and any courses of action to regain compliance with the Nasdaq Capital Market’s continued listing requirements. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet the Minimum Stockholders’ Equity Requirement and the Minimum Bid Price Requirement in the future or otherwise meet Nasdaq compliance standards; that Nasdaq will grant the Company any relief from delisting or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief; that the Company has and expects to continue to incur significant losses; the Company’s need for additional funding, which may not be available on reasonable terms or at all; the occurrence of any adverse events related to the discovery, development and commercialization of the Company’s product candidates such as unfavorable clinical trial results, insufficient supplies of drug products, lack of regulatory approval, or unsuccessful attainment or maintenance of patent protection; and the other important factors described under the caption “Risk Factors” in the Company’s Quarterly

Report on Form 10-Q for the quarterly period ended June 30, 2023, filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2023, and its other filings with the SEC. Any forward-looking statement made by the Company in this Form 8-K is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: September 29, 2023	By:	/s/ Natalie Bogdanos
Natalie Bogdanos
General Counsel & Corporate Secretary